EXHIBIT 1.1

             UNITED COMPANIES FINANCIAL CORPORATION
                    (a Louisiana corporation)

                           Securities


            UNDERWRITING AGREEMENT - BASIC PROVISIONS


                                                June 27, 1995



To:  The Underwriters named
     in the within mentioned
     Terms Agreement

Dear Sirs:

          United Companies Financial Corporation, a Louisiana corporation (the "Company"), proposes to issue and sell from time to time its senior debt securities, subordinated debt securities, convertible subordinated debt securities (collectively, the "Debt
Securities") and its preferred stock, par value $2.00 per share (the "Preferred Stock"; together with the Debt Securities, (the "Registered Securities") in one or more offerings on terms determined at the time of sale. If specified in a Terms Agreement (as defined below), the Company proposes to grant to the underwriters an option to purchase up to that amount of Registered Securities specified in such Terms Agreement (herein called the "Option Securities"). The Debt Securities will be issued under either an indenture dated as of October 1, 1994, (the "Senior Indenture"), between the Company and The First National Bank of Chicago, as Trustee, or an indenture dated as of
October 1, 1994, between the Company and State Street Bank and Trust Company, as Trustee, (the "Subordinated Indenture", and together with the Senior Indenture, the "Indentures"). Each issue of Debt Securities may vary as to aggregate principal amount, maturity date or dates, interest rate or rates and timing of payments thereof, redemption provisions, conversion or exchange provisions and sinking fund requirements, if any, covenants and any other variable terms which the Indentures contemplate may be set forth in a supplemental indenture to the Senior Indenture or Subordinated Indenture, as the case may be, (each, a "Supplemental Indenture"). The Preferred Stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion or exchange provisions, if any, and any other terms, with all such terms for any particular series or issue of the Preferred Stock being determined at the time of issue. The Registered Securities (together with the Option Securities and any Debt Securities or shares of common stock, par value $2.00 per share, of the Company (the "Common Stock") issuable upon conversion or exchange of Registered Securities (the "Underlying Securities")) involved in any such offering are hereinafter referred to as the "Securities."

          Whenever the Company determines to make an offering of Securities, it will enter into an agreement substantially in the form of Exhibit A(I) or Exhibit A(II) hereto (the "Terms Agreement") providing for the sale of such Securities (the "Offered Securities") to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriter" or "you", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of such Offered Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Securities may take the form of an exchange of any standard form of written telecommunication and shall specify the principal amount of Debt Securities or number of shares of Preferred Stock to be issued and their terms, the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof) and the principal amount of Debt Securities or number of shares of Preferred Stock which each severally agrees to purchase, the name or names of the
Underwriters acting as manager or co-managers in connection with such offerings, if any (the "Representatives", which term shall include each Underwriter in the event that there shall be no manager or co-manager), the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any delayed delivery arrangements, the time and place of delivery and payment and such other applicable information as is indicated in Exhibit A(I) or Exhibit A(II) hereto as agreed upon by the Company and the Underwriters. This Agreement, the applicable Terms Agreement, the Indentures and the applicable related Supplemental Indenture, if any, are hereinafter referred to collectively as the "Operative Documents."

          Each offering of the Securities will be governed by this Agreement, as supplemented by the applicable Terms
Agreement
and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Offered Securities.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-60367), including a prospectus, relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act") and has filed such pre-effective amendments thereto as may have been required to the date hereof. Such registration statement, as so amended, has been declared effective by the Commission, and the Indentures, if applicable, have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement, as amended to the date such registration statement has been declared effective, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act which were filed under the Securities
Exchange
Act of 1934, as amended (the "1934 Act") on or before the effective date of the registration statement, is hereinafter called the "Registration Statement, " and such prospectus, as such prospectus is supplemented on or after the date of the applicable Terms Agreement and prior to the related Closing Time, by any prospectus supplement relating to the Offered Securities, including by any such prospectus supplement in the form first filed or to be filed on or after the date of the related Terms Agreement pursuant to Rule 424(b) under the 1933 Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act which were filed under the 1934
Act on or before the date of such prospectus supplement (any such prospectus supplement, including such incorporated documents, in the form first filed on or after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus".
All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements, if any, to the Registration Statement, the Prospectus or a Prospectus Supplement (and all other references of like import) shall be deemed to mean and include the filing of any document under the 1934 Act after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus Supplement, as the case may be, and prior to the related Closing Time which is deemed to be incorporated therein pursuant to Item 12 of Form S-3 under the 1933 Act.

          Capitalized terms used herein and not otherwise defined are used herein as defined in the applicable Indenture, if any, (or, during the period of time following the date of this Agreement and prior to the applicable Closing Time (as defined in
Section 2(b) hereof), as defined in the form of applicable Indenture, if any, last filed by the Company with the Commission).

          Section 1.  Representations and Warranties.  (a)  The
Company represents and warrants at and as of the date hereof, as of the date of the applicable Terms Agreement and as of the Closing Time (as hereinafter defined) (in each case, the "Representation Date") as follows:

         (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement, at
     the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the related Closing Time, conformed in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and as of the related Closing Time, the Registration Statement and the Prospectus relating to the Offered Securities, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; the Registration Statement, at the time it became effective (or, if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or as of the most recent such filing, as the case may be), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the date of any filing pursuant to Rule 424(b) and the Prospectus (as supplemented) as of the related Closing Time, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any of you expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of either Trustee under the Indentures, if any.

        (ii) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were
     or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder.

       (iii) Deloitte & Touche LLP or such other nationally recognized independent public accountants who are reporting upon the audited financial statements and schedules included
     or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act.

        (iv) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

         (v) (A) The consolidated financial statements and the related notes of the Company included or incorporated by reference in the (i) Registration Statement, including the prospectus contained therein, at the time the Registration Statement became effective and (ii) the Prospectus relating to the Offered Securities as of the issue date of the related Prospectus Supplement and the Prospectus (as supplemented) as of the Closing Time for the related
Offered
     Securities, present or will present, as the case may be, fairly, in all material respects, the consolidated financial
     position of the Company and its consolidated subsidiaries, considered as one enterprise, as of the respective dates indicated and the consolidated results of operations and cash flows and stockholders' equity and the other information purported to be shown therein of the Company
and
     its consolidated subsidiaries, considered as one enterprise, for the respective periods specified; (B) such financial statements and related notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (unless otherwise disclosed in a note); and (C)
the
     financial statement schedules incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

        (vi) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of
     the State of Louisiana, has corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing are not reasonably likely to, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise.

       (vii) Each subsidiary of the Company has been duly incorporated, and other than Foster Mortgage Corporation ("FMC"), is validly existing as a corporation in good standing under the law of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the
     Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing are not reasonably likely to, individually or in the aggregate, have
     a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise.

      (viii) Except as otherwise disclosed in the Prospectus and other than the senior preferred stock of FMC, all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized, is validly issued, fully paid and non-assessable and is owned by the Company, directly or through one or more subsidiaries of the
Company,
     free and clear of any lien, mortgage, pledge, encumbrance, claim or equity.

        (ix) The Company has all of the requisite corporate power and authority to execute, issue and deliver the Securities and to incur and perform its obligations provided
     for therein; as of the date of applicable Terms Agreement, the Debt Securities, if any, will have been duly authorized by the Company and, when executed, issued and authenticated in the manner provided for in the applicable Indenture and related Supplemental Indenture, if any, and delivered as provided for in this Agreement and the applicable Terms Agreement, will have been duly executed, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable against
     the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law)
and
     an implied covenant of good faith and fair dealing; as of the date of the applicable Terms Agreement, if any Securities to be issued are convertible or exchangeable, the
     Underlying Securities issuable upon conversion or exchange will be duly and validly authorized, will have been duly reserved for issuance upon conversion or exchange of the Securities, and when issued upon the conversion or exchange of the Securities, will be duly and validly issued and, in the case of Underlying Securities which are Common Stock, fully paid and non-assessable; and the Securities conform in
     all material respects to the description thereof contained in the Prospectus (as supplemented).

         (x) The Company has all of the requisite corporate power and authority to execute and deliver the Indentures, if any, and to perform its obligations provided for therein;
     as of the date of the applicable Terms Agreement and as of the Closing Time for the related Offered Securities, the Company will have all requisite corporate power and authority to execute and deliver the related Supplemental Indenture and to perform its obligations provided for therein; the Indentures, if any, have been duly authorized by the Company, will be substantially in the forms heretofore delivered to you and, when executed and delivered
     by the Company and assuming due execution and delivery by the Trustees, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent
     conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indentures conform in all material respects to the descriptions thereof contained in the Prospectus (as supplemented) as of the date of the applicable Terms Agreement, and as of the Closing Time for the related Offered Securities, the related Supplemental Indenture, if any, will have been duly authorized by the Company and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (xi) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

       (xii) Except as disclosed in the Prospectus (as supplemented), there are no holders of securities (debt or equity) of the Company, or holders of rights (including preemptive rights), warrants or options to obtain securities
     of the Company, who have the right to request the Company to register securities held by them under the 1933 Act.

      (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby or in any amendment thereof or supplement thereto, there has
     not been (A) any material adverse change in the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, that is reasonably likely to have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, other than regular quarterly dividends.

       (xiv)  Neither the Company nor any of its subsidiaries is
     (A) in violation of its or any of their articles or certificates of incorporation or by-laws or, other than
FMC,
     in default (nor has an event occurred that with notice or passage of time or both would constitute such a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its subsidiaries is subject or by which any of them or any of their properties may be bound or affected, (B) other than FMC, in violation of any existing applicable law, ordinance, regulation, judgment, order or decree of any government, governmental instrumentality, arbitrator or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or (C) other than FMC, in each case to the knowledge of the Company, in violation of or has violated any permit, certificate, license, order or other approval
or
     authorization required in connection with the operation of its business that, with respect to clause (A), (B) or (C)
of
     this sentence, are not reasonably likely to (individually or in the aggregate) (1) adversely affect the legality, validity or enforceability of this Agreement, the applicable
     Terms Agreement, or the applicable Indenture and related Supplemental Indenture, if any, (2) have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the
     Company and its subsidiaries, considered as one enterprise, or (3) impair the ability of the Company to fully perform on
     a timely basis any obligations that it has under this Agreement, the applicable Terms Agreement, the applicable Indenture or the related Supplemental Indenture, if any.

        (xv) The issuance, sale and delivery of the Offered Securities, the execution, delivery and performance of the other Operative Documents, the compliance by the Company with the terms therein and the consummation by the Company of the transactions contemplated thereby and in the Registration Statement do not and will not result in a violation of any of the terms or provisions of the articles or certificates of incorporation or by-laws of the Company or any of its subsidiaries, and do not and will not conflict
     with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties or assets is
     bound, except for such conflicts, breaches, violations or defaults that are not reasonably likely to have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the
     Company and its subsidiaries, considered as one enterprise, or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties.

       (xvi) No authorization, approval, consent or order of, or
     qualification with, any governmental body or agency is required to be obtained or made by the Company for (A) the due authorization, execution, delivery and performance by the Company of each of the Operative Documents to which it is or will be a party or (B) the valid authorization, issuance, sale and delivery of the Offered Securities, except such as may be required by the securities or blue sky
     laws of the various states in connection with the offer and sale of the Securities.

      (xvii) There is no action, suit, investigation or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their properties that (A) is required to be disclosed in the
     Prospectus and is not so disclosed in the Prospectus (as supplemented), (B) except as disclosed in the Prospectus
(as
     supplemented), is reasonably likely to result in any material adverse change in the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise, (C) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities or the execution and delivery of this
     Agreement, the applicable Terms Agreement or the applicable Indenture or related Supplemental Indenture, if any, or any of the transactions contemplated hereby or thereby or (D) questions the legality or validity of any such transaction or seeks to recover damages or obtain other relief in connection with any such transaction, and, in each case to the knowledge of the Company, there is no valid basis for any such action, suit, investigation or proceeding except as
     otherwise disclosed in the Prospectus (as supplemented).

     (xviii) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

       (xix) Each of the Company and its subsidiaries other than
     FMC has all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties
and
     assets and to conduct its business in the manner described in the Prospectus (as supplemented), except to the extent that the failure to so obtain or file is not reasonably likely to have a material adverse effect on the Company and its subsidiaries, considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, license, certificate or permit which singly or in the
     aggregate, if the subject of any unfavorable decision, ruling or finding, are reasonably likely to result in any material adverse change in the condition (financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise.

        (xx) Each of the Company and its subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other proprietary or confidential information, systems or procedures, whether patented or unpatented), trademarks, service marks and trade
     names (collectively, "intellectual property") presently employed by them in connection with the business now operated by them, except where the failure to own or possess
     or have the ability to acquire any such intellectual property is not reasonably likely to have a material adverse
     effect on the condition (financial or otherwise), properties, assets, business or results of operations of the
     Company and its subsidiaries, considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is reasonably likely to result in any material adverse change in the condition (financial or otherwise), properties, assets, business or results of operations of the Company
and
     its subsidiaries, considered as one enterprise.

       (xxi) The Company has not taken and will not take, directly or indirectly, any action designed to or that might
     be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

      (xxii) The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

          (b) Any certificate signed by any officer of either the Company or any of its subsidiaries and delivered to you or to your counsel at the Closing Time pursuant to this Agreement or the applicable Terms Agreement or the transactions contemplated hereby or thereby shall be deemed a representation and warranty by the Company or such subsidiary of the Company, as the case may be, to each of you as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriters:
Closing. (a) Your several commitments to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained, and shall be subject to the terms and conditions herein set forth.

          (b) Payment of the purchase price for, and delivery of, any Securities to be purchased by you shall be made at the place set forth in the applicable Terms Agreement or at such other place as shall be agreed upon by the Company and you, on the third full business day (unless postponed pursuant to Section 10) following the date of the applicable Terms Agreement or at such other time not more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by wire transfer payable in same-day federal funds, less one day's interest at the federal funds rate, to an account specified by the Company in the applicable Terms Agreement or by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company, as specified in the applicable Terms Agreement, against delivery of the Securities to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them.

          (c)  The Debt Securities shall be in such
denominations
($1,000 or an integral multiple thereof) and registered in such names as the Representatives may request in writing at least two full business days prior to the Closing Time. The Debt Securities, which may be in temporary form, and the shares of Preferred Stock will be made available in New York City for examination and packaging by the Representatives not later than 10:00 A.M., New York City time, on the business day prior to the Closing Time.

          If specified in a Terms Agreement, on the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to you to purchase, severally and not jointly, up to that amount of the Option Securities, as shall be specified in the Terms Agreement, from the Company at the same price as you shall pay for the relevant Securities. Said option may be exercised only to cover over-allotments in the sale of the Securities by you and may be exercised in whole or in part at any time (not more than once) on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by you to the Company setting forth the amount of the Option Securities as to which you are exercising the option.
The
amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Securities, as adjusted by you in such manner as you deem advisable to avoid fractional shares/units.

          If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Debt Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto, with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to the Representatives at Closing Time a fee equal to that percentage of the principal amount of Debt Securities for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types which will be set forth in the applicable Prospectus Supplement. At Closing Time the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Debt Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by you and previously approved by the Company as provided below, but not for an aggregate principal amount of Debt Securities in excess of that specified in the applicable Terms Agreement. You will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

          The Representatives will submit to the Company, at least three business days prior to Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Debt Securities to be purchased by each of them and the Company will advise the Representatives, at least two business days prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Debt Securities to be covered by each such Delayed Delivery Contract.

          The principal amount of Debt Securities agreed to be purchased by the respective Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Debt Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by the Representatives to the Company; provided, however, that the total principal amount of Debt Securities to be purchased by all Underwriters shall be the total amount of Debt Securities covered by the applicable Terms Agreement, less the principal amount of Debt Securities covered by Delayed Delivery Contracts.

          Section 3.  Certain Covenants of the Company.
The Company covenants with each of you as follows:

         (a) Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Debt Securities or the
     number of shares of Preferred Stock covered thereby and their terms not otherwise specified in the applicable Indenture, if any, the names of the Underwriters and the principal amount of Debt Securities or the number of shares of Preferred Stock which each of them severally has agreed to purchase, the price at which the Offered Securities are to be purchased by you from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to each of you as many copies of the Prospectus and such Prospectus Supplement as the Representatives shall reasonably request.

         (b) The Company has furnished or will furnish to you, without charge, as many signed and conformed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in
     the Prospectus) and signed copies of all consents and certificates of experts and, during the period mentioned in paragraph (f) below, as many copies of the Prospectus and any supplements and amendments thereto, in each case as soon
     as available, as you may reasonably request.

         (c) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Offered Securities covered by such Terms Agreement, the Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise,
     and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing and will not file any such amendment or supplement or use any such prospectus to which you or your counsel reasonably shall object.

         (d) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Offered Securities covered by such Terms Agreement, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus
or
     any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration
Statement
     or Prospectus, (iii) of the receipt of any comments from the
     Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any
request
     by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The
Company
     will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (e) Between the date of any Terms Agreement and termination of any trading restrictions specified in the applicable Terms Agreement, if any, or Closing Time, whichever is later, with respect to (i) the Debt Securities covered thereby, the Company will not, without your prior consent or as otherwise permitted by the Terms Agreement, offer or sell, or enter into any agreement to sell, any debt
     securities of the Company with a maturity of more than one year, including additional Debt Securities, (ii) the Preferred Stock covered thereby, the Company will not, without your prior consent or as otherwise permitted by the Terms Agreement, offer or sell, or enter into any agreement to sell, any shares of its preferred stock or any securities
     convertible into or exchangeable or exercisable for or any right to purchase or acquire preferred stock and (iii) the Underlying Securities covered thereby, the Company will not,
     without your prior consent or as otherwise permitted by the Terms Agreement, offer or sell, or enter into any agreement to sell, any securities of the same class as the Underlying Securities or any securities convertible into or exercisable
     or exchangeable for or any right to purchase or acquire Underlying Securities or securities of such class.

         (f) The Company will comply to the best of its ability with the 1933 Act, the 1934 Act and the 1939 Act and the regulations thereunder so as to permit the completion of the
     distribution of the Securities as contemplated in this Agreement, the applicable Terms Agreement and in the Prospectus. If at any time when, in the opinion of your counsel, the Prospectus is required by law to be delivered in connection with sales of the Offered Securities by you
or
     by a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend
or
     supplement the Prospectus to comply with law, the Company shall forthwith prepare and furnish, at the Company's expense, to each of you and to the dealers (whose names and addresses you will furnish to the Company) to which Offered Securities may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus as so amended or supplemented will comply with the law.

         (g) The Company will endeavor to qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as you shall reasonably request and to maintain such qualifications in effect for as
     long as may be required for the distribution of the Securities; provided, however, that the Company shall not be
     obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements
     and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

         (h) With respect to each sale of Offered Securities, the Company will make generally available to its security holders as soon as practicable but in any event not later than 90 days after the close of the period covered thereby
a
     consolidated earning statement for a twelve-month period beginning after the effective date (as defined in Rule 158(c) under the 1933 Act) of the Registration Statement relating to such Securities, but not later than the first day of the Company's fiscal quarter next following such effective date and that otherwise satisfies the provisions of Section 11(a) of the 1933 Act and the regulations thereunder.

         (i) The Company will use the proceeds received from the sale of the Offered Securities in the manner specified in the Prospectus under the heading "Use of Proceeds."

         (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act within the time periods required under the 1934 Act.

         (k) For a period of five years after the applicable Closing Time, the Company will furnish to each of you copies
     of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the holders of the Securities or to security holders of its respective publicly issued securities generally.

         Section 4. Payment of Expenses. The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement and each related Terms Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and schedules and exhibits), as originally filed and as amended and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereto to you, (b) the preparation, printing and distribution of this Agreement (including each related Terms Agreement), the Offered Securities, any related Indentures, a survey of state securities or blue sky laws (the "Blue Sky Survey"), (c) the delivery of the Offered Securities to you, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Offered Securities under the applicable securities laws in accordance with Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., if any, including filing fees and fees and disbursements of your counsel in connection therewith and in connection with the Blue Sky Survey and any legal investment survey, (f) any fees charged by rating agencies for rating the Offered Securities, (g) the fees and expenses of any Trustees, including the fees and disbursements of counsel for any Trustees, in connection with the related Indentures and the Debt Securities, (h) any transfer agent's fees and (i) the listing, if any, of the Securities on any securities exchange. Subject to the provisions of the following paragraph, you agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of your obligations under this Agreement and the applicable Terms Agreement not payable by the Company pursuant to the preceding sentence, including without limitation the fees and disbursements of your counsel.

         If this Agreement is terminated by you in accordance with the provisions of Section 5 or 9(a)(i), the Company shall reimburse each of you up to an aggregate amount to be set forth in the related Terms Agreement for all of your out-of-pocket expenses, including the reasonable fees and disbursements of your counsel, upon receipt of itemized statements therefor.

         Section 5. Conditions of Underwriters' Obligations. The obligations of each of you to purchase and pay for the Offered Securities pursuant to any related Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained herein (including those contained in the applicable Terms Agreement) or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and to the following further conditions:

         (a) At the applicable Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings
     for that purpose shall have been instituted and shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of your counsel.

         (b) At the applicable Closing Time, each of you shall have received a signed opinion of Stroock & Stroock &
Lavan,
     or such other outside counsel of recognized standing reasonably acceptable to the Underwriters that may opine on matters of New York law and federal securities law, counsel for the Company, dated as of the applicable Closing Time, in
     form and substance satisfactory to your counsel, to the effect that:

               (i) The Indentures and the related Supplemental Indenture(s), if any, described in the applicable
Terms
          Agreement are the legally valid and binding agreements of the Company, enforceable against the Company in accordance with their terms except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles
(whether
          considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

              (ii) The Debt Securities, if any, covered by the applicable Terms Agreement are in the form contemplated
          by the applicable Indenture and the related
          Supplemental Indenture(s), and, when executed and authenticated in accordance with the terms of the applicable Indenture and delivered to and paid for by you in accordance with the terms of this Agreement as supplemented by the applicable Terms Agreement, will be
          legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors'
rights
          generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

             (iii)  The Indentures, if any, have been duly
          qualified under the 1939 Act;

              (iv) The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended;

               (v) The statements set forth in the Prospectus under the caption "Description of Securities," insofar as they constitute summaries of documents, are accurate
          in all material respects and the Indentures, if any, and the Offered Securities covered by the applicable Terms Agreement conform in all material respects to the
          descriptions thereof in the Prospectus;

              (vi)  The Registration Statement is effective
under
          the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the
          1933 Act and no proceedings therefor have been initiated or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act has been made in accordance with Rule 424(b) under the 1933 Act; and

             (vii) The Registration Statement (excluding the documents incorporated therein by reference) and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act; it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules and other financial and statistical data included or incorporated in the Registration Statement or the Prospectus or with respect to the Statement as to the Eligibility and Qualification of the Trustee on Form T-1, if any. In passing upon the compliance as to form
          of the Registration Statement and the Prospectus, such counsel has assumed that the statements made therein are correct and complete.

          In addition, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have not been called on to make and have not made any independent check or verification thereof,
     during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts
     came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, or if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by
     the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such post-effective amendment became effective or as of
     the most recent filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated by reference therein but giving effect to Rule 412 under the 1933 Act), as of the date of the most recent Prospectus Supplement or the Prospectus (as supplemented) as of the applicable Closing Time, contained an untrue statement of a material fact or omitted to state
a
     material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements and notes
     and schedules thereto and other financial, accounting, tax and statistical data included in (or incorporated in) the Registration Statement or the Prospectus or with respect to the Statement of Eligibility and Qualification of the Trustee on Form T-1, if any.

          In rendering such opinion, Stroock & Stroock & Lavan (or such other counsel) (i) may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Company or upon certificates of public officials, (ii) may rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of the State of Louisiana, upon the opinion of
Kantrow,
     Spaht, Weaver & Blizter (A Professional Law Corporation) or such other outside counsel of recognized standing reasonably
     acceptable to the Underwriters, that may opine on matters of
     Louisiana law, and (iii) need not express any opinion with regard to the laws of any jurisdiction other than the federal law of the United States and the law of the State of
     New York. Further, such opinion may contain assumptions, limitations, exceptions and restrictions which are reasonably satisfactory to you and your counsel.

          (c) At the applicable Closing Time, each of you shall have received a signed opinion of Kantrow, Spaht, Weaver & Blizter (A Professional Law Corporation), or such other outside counsel of recognized standing reasonably acceptable
     to the Underwriters that may opine on matters of Louisiana law, counsel for the Company, dated as of the applicable Closing Time, in form and substance satisfactory to your counsel, to the effect that:

               (i) The Company has been duly incorporated and is
          validly existing and in good standing under the laws of
          the State of Louisiana, with corporate power and authority to own its property and to conduct its business as described in the Prospectus. The Company is duly qualified as a foreign corporation in each of the respective jurisdictions set forth on Exhibit A to such opinion and officers of the Company have submitted
          to such counsel a certificate, a copy of which is attached to such opinion as Exhibit B, stating that, in
          their opinion, such jurisdictions are the only jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to
          be so qualified is not reasonably likely to have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

              (ii) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has the corporate power and authority to
          own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation in each of the respective jurisdictions set forth on Exhibit A to such opinion and officers of such subsidiary have submitted to such counsel a certificate, a copy of which is attached to such opinion as Exhibit B, stating that, in their opinion, such jurisdictions are the only jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualifications, except to the extent that the failure to be so qualified is not reasonably likely to have a material adverse effect on the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each subsidiary (other than the senior preferred stock of FMC) has been duly authorized and validly issued, is fully paid and non-assessable and all of the issued and outstanding capital stock of such subsidiaries (other than the senior preferred stock of FMC), is owned of record by the Company, directly or through subsidiaries, and is free and clear of any pledge, lien, encumbrance, claim or equity; UCLC is a corporation in good standing under
          the laws of the State of Louisiana; and UCLIC and United General Title Insurance Company are each in compliance with the laws of the State of Louisiana;

             (iii) The Debt Securities, if any, described in the
          applicable Terms Agreement have been duly authorized by
          the Company;

              (iv)  The Company has the requisite corporate
power
          and authority to execute, deliver and perform its obligations under the Indentures and the related Supplemental Indenture(s), if any. The Indentures, if any, have been duly authorized, executed and delivered by the Company;

               (v)  The Company has the requisite corporate
power
          and authority to issue and deliver the Offered
          Securities;

              (vi)  The Company has the requisite corporate
power
          and authority to execute, deliver and perform its obligations under this Agreement and the applicable Terms Agreement. This Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company;

             (vii) Neither (A) the execution and delivery by the
          Company of each of the Operative Documents to be executed and delivered by the Company at or prior to the applicable Closing Time nor (B) the issuance and sale of the Offered Securities by the Company pursuant to this Agreement, the applicable Terms Agreement and the Indentures and the related Supplemental
Indentures,
          if any, will, as of the applicable Closing Time, result
          in the violation or breach by the Company of, or a default under, (1) its articles of incorporation or by-laws, (2) any federal or Louisiana statute, rule or regulation applicable to the Company or any of its subsidiaries (except that no opinion is expressed with respect to blue sky or state securities laws), (3) any agreement or other instrument known to such counsel
and
          listed as an Exhibit to the Company's most recent Annual Report on Form 10-K for the Company's most recent fiscal year binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, considered as one enterprise, or (4) any court or administrative orders, writs, judgments
or
          decrees applicable to the Company and known to such counsel;

            (viii) To the best of such counsel's knowledge, no consent, approval, authorization or order of, or filing
          with, any federal or Louisiana court or governmental body or agency is required to be obtained or made by the Company or any of its subsidiaries for the execution and delivery by the Company of each of the Operative Documents to be executed and delivered by the
          Company at or prior to the Closing Time and the consummation of the issuance and sale of the Offered Securities by the Company pursuant to this Agreement, the applicable Terms Agreement and the Indentures and the related Supplemental Indentures, if any, except such as have been obtained or made under the 1933 Act and such as may be required under state securities laws
          in connection with the purchase and distribution of such Securities by you;

              (ix)  After due inquiry, such counsel has no
          knowledge of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is
          subject that is required to be described in the Registration Statement or the Prospectus and is not so described therein; or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (x) If any Offered Securities to be issued are convertible or exchangeable, the related Underlying Securities are duly and validly authorized, have been duly reserved for issuance upon conversion or exchange of the Offered Securities, and when issued upon the conversion or exchange of the Offered Securities, will be duly and validly issued and, in the case of such Underlying Securities which are Common Stock, fully paid and non-assessable;

              (xi)  If the Offered Securities are Preferred
Stock
          or Debt Securities convertible or exchangeable into Common Stock, such counsel shall opine that all of the outstanding shares of capital stock of the Company have
          been duly authorized and are validly issued, fully paid
          and non-assessable, and except as disclosed in the Prospectus none of the outstanding shares of capital stock of the Company are subject to any preemptive or similar rights; and

             (xii) Each of the documents incorporated or deemed to be incorporated by reference in the Registration
          Statement, at the time it was filed with the Commission, complied as to form in all material respects with the requirements for such document under the 1934 Act and the regulations thereunder.

          In addition, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have not been called on to make and have not made any independent check or verification thereof,
     during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts
     came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, or if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by
     the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such post-effective amendment became effective or as of
     the most recent filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated by reference therein but giving effect to Rule 412 under the 1933 Act), as of the date of the most recent Prospectus Supplement or the Prospectus (as supplemented) as of the applicable Closing Time, contained an untrue statement of a material fact or omitted to state
a
     material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements and notes
     and schedules thereto and other financial, accounting, tax and statistical data included in (or incorporated in) the Registration Statement or the Prospectus or with respect to the Statement of Eligibility and Qualification of the Trustee on Form T-1, if any.

          In rendering such opinion, Kantrow, Spaht, Weaver & Blizter (A Professional Law Corporation) (or such other counsel) (i) may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Company and its subsidiaries and upon certificates of public officials and
     (ii) need not express any opinion with respect to the laws of any jurisdiction other than the federal law of the
United
     States and the law of the State of Louisiana. Further, such opinion may contain assumptions, limitations, exceptions and restrictions which are reasonably satisfactory to you and your counsel.

          (d) At the Closing Time, each of you shall have received the favorable opinion of Simpson Thacher &
Bartlett
     as your counsel, dated as of the applicable Closing Time, to the effect that the opinions delivered pursuant to Sections 5(b) and 5(c) appear on their face to be appropriately responsive to the requirements of this Agreement and the applicable Terms Agreement except, specifying the same, to the extent waived by you, and with respect to the Securities, this Agreement and the applicable
     Terms Agreement, the Indentures, if any, the Registration Statement, the Prospectus, the incorporation and legal existence of the Company and such other related matters as you may reasonably require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state
     that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and its subsidiaries and certificates of public officials.

          (e)  At the applicable Closing Time, (i) the
     Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the regulations thereunder and in all material respects shall conform to the requirements of the 1933 Act and the regulations thereunder and the 1939 Act and the regulations thereunder, and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit
     to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus (as supplemented), any material adverse change, or any development involving a prospective material adverse change,
     in the condition (financial or otherwise), properties, assets, business or results of operations of the Company
and
     its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries that would be
     required to be set forth in the Prospectus other than as set forth therein or in any supplement thereto and no proceedings shall be pending or, to the knowledge of the Company, threatened against it or any of its subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding is reasonably likely to materially adversely affect the condition (financial or otherwise), properties, assets, business or results of operations of the
     Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus or in any supplement thereto; (iv) the Company shall have complied with all agreements and satisfied all conditions on its part
     to be performed or satisfied at or prior to the applicable Closing Time; and (v) the other representations and warranties of the Company set forth in Section l(a) shall be
     accurate as though expressly made at and as of the applicable Closing Time. At the applicable Closing Time, each of you shall have received a certificate of the President or a Vice President, and the Treasurer or Assistant Treasurer, of the Company, dated as of the applicable Closing Time, to such effect to such officer's knowledge.

          (f) At the time that a Terms Agreement is executed by the Company, each of you shall have received from Deloitte
&
     Touche LLP or such other nationally recognized independent public accountants who are reporting on the audited financial statements and schedules included or incorporated by reference in the Registration Statement a letter dated the date thereof and also at the applicable Closing Time a letter dated the date thereof, in each case in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in the accountant's "comfort letters" to underwriters with respect to financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) At the applicable Closing Time, your counsel shall
     have been furnished with all such documents (including any consents under any agreements to which the Company is a party), certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the applicable Terms Agreement and the matters
     referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein and in the applicable Terms Agreement contained; and all proceedings taken by the Company at or prior to the applicable Closing Time in connection with the authorization, issuance and sale of the Offered Securities, and by the Company at or prior to the applicable Closing Time in connection with the authorization
     and delivery of any other Operative Documents, each as contemplated in this Agreement and the applicable Terms Agreement, shall be reasonably satisfactory in form and substance to you and to your counsel.

          (h) If the Offered Securities to be sold to you pursuant to an applicable Terms Agreement are to be listed on any securities exchange, such Securities shall have been duly authorized for listing on such exchange on the date of the applicable Terms Agreement, subject only to official notice of issuance thereof and notice of a satisfactory distribution of the Securities.

          (i) On or after the date of the applicable Terms Agreement (i) no downgrading shall have occurred in the rating accorded any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933
Act
     and regulations thereunder and (ii) no such organization shall have publicly announced that it has under surveillance
     or review, with possible negative implications, its rating of the Company's debt securities or preferred stock.

          (j)  Each of the Indentures and the related
     Supplemental Indentures, if any, shall have been executed and delivered by all parties thereto on or prior to the Closing Time, in each case in substantially the form last filed by the Company with the Commission, and each such instrument shall be in full force and effect at the Closing Time.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement or the applicable Terms Agreement to be fulfilled, this
Agreement and the applicable Terms Agreement may be terminated by you on notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party, except as provided in
Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

          Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each of you and each person, if any, who controls any of you within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage
     and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated or deemed to be incorporated by reference in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out
     of an untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage
     and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

        (iii) against any and all expense whatsoever (including fees and disbursements of counsel chosen by you (except to the extent otherwise expressly provided in paragraph (c) of this Section 6)) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based
     upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any
     such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the Company's obligations under this indemnity do not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any of you through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); and provided further, that as to any related preliminary prospectus or preliminary prospectus supplement this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage or liability (or action in respect thereof) arising from the sale of Offered Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the 1933
Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state any material fact in such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 3(b). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a preliminary prospectus, a preliminary prospectus supplement or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor.

          (b) Each of you agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the
Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by you through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties who are defendants in such action, provided that, if such indemnified party or parties reasonably determine that there may be legal defenses that are different from or in addition to those available to such indemnifying party or parties, then such indemnifying party or parties shall not be entitled to assume such defense. If the indemnifying party or parties are not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for the indemnifying party or parties shall be entitled to conduct the defense of such indemnifying party or parties and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. No indemnifying party shall be liable for any settlement that an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          Section 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and each of you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and one or more of you, in such proportions as will reflect the relative benefits from the offering of such Securities received by the Company on the one hand and by you, on the other hand, provided that if the Securities are offered by you at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that you shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting commission appearing on the cover page of the Prospectus Supplement bears to the initial public offering price appearing thereon and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any of you within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as you, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the
Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

          Section 8. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any termination of the applicable Terms Agreement (including this Agreement as incorporated by reference therein), or any investigation made by or on behalf of the Company or any of you or any controlling person and will survive delivery of and payment for the Securities.

          Section 9. Termination of Agreement. (a) The Representatives may terminate the applicable Terms Agreement (including this Agreement, as incorporated by reference therein), immediately by notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition
(financial or otherwise), properties, assets, business or results of operations of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any new outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges or by order of the Commission or any other governmental authority or (iv) if a general commercial banking moratorium has been declared by either federal or New York authorities.

          (b)  If this Agreement is terminated pursuant to this
Section 9, such termination shall be without liability of any party to any other party, except to the extent provided in
Section 4 hereof. Notwithstanding any such termination, the covenants set forth in Section 3 with respect to any offering of Securities purchased from the Company pursuant to the applicable Terms Agreement and the provisions of Sections 6 and 7 shall remain in effect.

          (c) This Agreement may also terminate pursuant to the provisions of Sections 2, 5 and 10, with the effect stated in such Sections.

          Section 10.  Default by One or More of the
Underwriters. If one or more of you shall fail at the applicable
Closing Time to purchase the Securities that such Underwriter or Underwriters are obligated to purchase pursuant to the applicable
Terms Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other substitute underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such
24-hour period, then:

          (a) if the aggregate amount of Defaulted Securities does not exceed 10% of the aggregate amount of the Securities to be purchased pursuant to such Terms
Agreement,
     the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to
     the underwriting obligations of all non-defaulting
     Underwriters, or

          (b) if the aggregate amount of Defaulted Securities exceeds 10% of the aggregate amount of the Securities to be purchased pursuant to such Terms Agreement, such Terms Agreement (including this Agreement as incorporated by reference therein) shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default that does not result in a termination of the applicable Terms Agreement, either the Representatives or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          Section 11.  Notices.  All notices and other
communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you as provided in the applicable Terms Agreement. Notices to the Company shall be directed to it c/o United Companies Financial Corporation, 4041 Essen Lane, Baton Rouge, Louisiana 70809, attention of Dale E. Redman, with copies to Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation), attention of Lee C. Kantrow and Stroock & Stroock &
Lavan, attention of Reed D. Auerbach.

          Section 12. Parties. The applicable Terms Agreement and this Agreement are made solely for the benefit of each of you, the Company and, to the extent expressed, any person controlling either the Company or any of you, and the directors of the Company, the officers of the Company who have signed the Registration Statement, and the executors, administrators, successors and assigns of such persons and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of the applicable Terms Agreement or this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of you of the Securities. All of the obligations of each of you hereunder are several and not joint.

          Section 13. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by the law of the State of New York without regard to the conflicts of law principles thereof. Specified times of the day refer to New York
City time.

Very truly yours,

UNITED COMPANIES
FINANCIAL CORPORATION


By:  /s/ Dale E. Redman
    Name:  Dale E. Redman
    Title: Executive Vice President
           and Chief Financial
           Officer

                                                     EXHIBIT
A(I)

             UNITED COMPANIES FINANCIAL CORPORATION
                    (a Louisiana corporation)

                          $
                         Debt Securities

                         Terms Agreement



                                              , 199



To:  United Companies Financial Corporation
     4041 Essen Lane
     Baton Rouge, Louisiana 70809

Dear Sirs:

          Reference is made to the United Companies Financial Corporation Securities Underwriting Agreement-Basic Provisions
dated         , 1994 (the "Underwriting Agreement").  This
Agreement is the Terms Agreement referred to in the Underwriting Agreement. We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement, the following securities ("Securities") on the following terms:

Title:                      __________ due ____________

Principal Amount to
be issued:                  $___________

Date of maturity:           ____________

Interest rate:              ____________%

Interest payment
dates:                      ____________ and ______________ of
each
                            year

Public offering
price:                      ________%, plus accrued interest
                            from _____________

Purchase Price:             ________%, plus accrued interest
                            from ____________ (payable by [wire
                            transfer in same-day federal funds,
less
                            one day's interest at the federal
funds
                            rate] [certified or official bank
check
                            in New York Clearinghouse funds)]

Underwriting
Commission:                 _____%

Redemption
provisions:                 [Redeemable at the option of the
Company
                            in whole or in part on and after
_______
                            __, _______ at 100% of principal
amount
                            plus accrued interest to the date of
                            redemption.]

Conversion or
Exchange Provisions:        _______________

Delayed Delivery
Contracts:                  _______________

Closing date and
location:                   _______________, 10:00 A.M.;
                            Simpson Thacher & Bartlett,
                            425 Lexington Avenue
                            New York, New York  10017

Additional
co-managers, if any:        _______________

Additional
underwriters,
if any:                     _______________

Other terms:                _______________

          The Company represents and warrants to each of us that the representations and warranties of the Company set forth in
Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof. All of the provisions contained in the Underwriting Agreement, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          As contemplated by Section 2 of the Underwriting
Agreement, attached as Schedule A hereto is a completed list of our respective underwriting commitments, which shall be a part of this Agreement and the Underwriting Agreement.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

          If the foregoing is in accordance with your understanding of the agreement between the Underwriters and you, please sign and return to the Underwriters a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and you in accordance with its terms and the terms of the Underwriting Agreement.


Very truly yours,

[                   ]

     By:  ________________________



Confirmed and accepted as of
the date first above written:

UNITED COMPANIES
FINANCIAL CORPORATION


By: ________________________
    Name:
    Title:

                                                    EXHIBIT
A(II)

             UNITED COMPANIES FINANCIAL CORPORATION
                    (a Louisiana corporation)

                        Equity Securities

                         Terms Agreement



                                              , 199



To:  United Companies Financial Corporation
     4041 Essen Lane
     Baton Rouge, Louisiana 70809

Dear Sirs:

          Reference is made to the United Companies Financial Corporation Securities Underwriting Agreement-Basic Provisions
dated         , 1994 (the "Underwriting Agreement").  This
Agreement is the Terms Agreement referred to in the Underwriting Agreement. We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement, the following securities ("Securities") on the following terms:

Title:                      Preferred Stock, Series __

Number of Shares to
be issued:                              shares

Voting Rights:

Dividends:                  [cash] dividends of $        to $

                            per share payable quarterly in
arrears
                            on ________ __, ________ __,
                            ________ __, and ________ __

Public offering
price:                      $             per share

Purchase Price:             $             per share (payable by
                            [wire transfer in same-day federal
                            funds, less one day's interest at
the
                            federal funds rate] [certified or
                            official bank check in New York
                            Clearinghouse funds)]

Underwriting
Commission:                 _____%

Redemption
provisions:

Liquidation
Preference:                 $             per share plus
 .

Conversion or
Exchange Provisions:

Over-Allotment
Option:

Closing date and
location:                               , 10:00 A.M.;
                            Simpson Thacher & Bartlett,
                            425 Lexington Avenue
                            New York, New York  10017

Additional
co-managers, if any:

Additional
underwriters,
if any:

Other Terms:

Name of Transfer
Agent and Registrar:

          The Company represents and warrants to each of us that the representations and warranties of the Company set forth in
Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof. All of the provisions contained in the Underwriting Agreement, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          As contemplated by Section 2 of the Underwriting
Agreement, attached as Schedule A hereto is a completed list of our respective underwriting commitments, which shall be a part of this Agreement and the Underwriting Agreement.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

          If the foregoing is in accordance with your understanding of the agreement between the Underwriters and you, please sign and return to the Underwriters a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and you in accordance with its terms and the terms of the Underwriting Agreement.


Very truly yours,

[                   ]

     By:  ________________________




Confirmed and accepted as of
the date first above written:

UNITED COMPANIES
FINANCIAL CORPORATION


By: ________________________
    Name:
    Title:

                           SCHEDULE A




                                          Principal Amount
                                          of Debt Securities
                                          to be Purchased/
                                          Number of Shares of
          Underwriter                     Preferred Stock


[              ]. . . . . . . . . . . .

[              ]. . . . . . . . . . . .

[              ]. . . . . . . . . . . .

                                        ________________________

               Total. . . . . . . . . . ________________________

                                                        Exhibit
B


United Companies Financial Corporation
c/o [Manager's Address]
Attention:

Dear Sirs:

          The undersigned hereby agrees to purchase from United Companies Financial Corporation (the "Company"), and the Company agrees to sell to the undersigned, on ____________, 19__ (the "Delivery Date"), $____________ principal amount of the Company's
___% [Notes][Debentures] due ____________, 19__ (the
"Securities"), offered by the Company's Prospectus dated ____________, 19__, as supplemented by its Prospectus Supplement dated ____________, 19__, receipt of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest from ____________, 19__, to the Delivery Date, and on the further terms and conditions set forth in this contract.

          Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of the Underwriters, on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

          The obligations of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before ____________, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated ____________, 19__ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for
Securities pursuant to other contracts similar to this contract.

The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

          Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $____________ and that the acceptance of any delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is mailed or delivered.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

Yours very truly,

______________________________
    (Name of Purchaser)


By____________________________
          (Title)

______________________________


______________________________
         (Address)

Accepted as of the date
first above written.

United Companies
Financial Corporation


By________________________

         PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

          The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                                              Telephone No.
          Name                             (Including Area Code)

                                                      EXHIBIT
1.2

             UNITED COMPANIES FINANCIAL CORPORATION
                    (a Louisiana corporation)

                          $100,000,000
                         Debt Securities

                         Terms Agreement



                                             July 20, 1995



To:  United Companies Financial Corporation
     4041 Essen Lane
     Baton Rouge, Louisiana  70809

Dear Sirs:

          Reference is made to the United Companies Financial Corporation Securities Underwriting Agreement-Basic Provisions dated June 27, 1995 (the "Underwriting Agreement"). This Agreement is the Terms Agreement referred to in the Underwriting Agreement. We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement, the following securities ("Securities") on the following terms:

Title:                      7% Senior Notes due July 15, 1998

Principal Amount to
be issued:                  $100,000,000

Date of maturity:           July 15, 1998

Interest rate:              7%

Interest payment
dates:                      January 15 and July 15 of each year.

Public offering
price:                      100.00%, plus accrued interest, if
any,
                            from July 25, 1995.

Purchase Price:             99.50%, plus accrued interest, if
any,
                            from July 25, 1995 (payable by wire
                            transfer in same-day federal funds
to an
                            account or accounts to be specified
by
                            the Company).

Underwriting
Commission:                 .50%

Redemption
provisions:                 The Notes are not redeemable prior
to
                            maturity.

Indenture
Provisions:                 As described in the Indenture dated
as
                            of October 1, 1994, between the
Company
                            and The First National Bank of
Chicago,
                            as Trustee, as supplemented by the
                            Second Supplemental Indenture, dated
as
                            of July 25, 1995.

Conversion or
Exchange Provisions:        None.

Delayed Delivery
Contracts:                  None.

Closing date and
location:                   July 25, 1995, 9:00 A.M.;
                            Simpson Thacher & Bartlett,
                            425 Lexington Avenue
                            New York, New York  10017

Additional
co-manager:                 Merrill Lynch & Co.

Notices to
Underwriters:               Notices to the Underwriters shall be
                            directed to:
                            Salomon Brothers Inc
                            Seven World Trade Center
                            New York, NY  10048
                            Attention of Robert C. Smith,
                            with copy to:
                            Simpson Thacher & Bartlett,
                            Attention of Peter J. Gordon

Option Securities:          None.

Other terms:                The Company will reimburse the
                            Underwriters up to an aggregate
amount
                            of $100,000, pursuant to Section 4
of
                            the Underwriting Agreement, if the
                            Underwriting Agreement is terminated
in
                            accordance with the provisions of
                            Section 5 or 9(a)(i) thereto.

          The Company represents and warrants to each of us that the representations and warranties of the Company set forth in
Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof. All of the provisions contained in the Underwriting Agreement, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          As contemplated by Section 2 of the Underwriting
Agreement, attached as Schedule A hereto is a completed list of our respective underwriting commitments, which shall be a part of this Agreement and the Underwriting Agreement.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

          If the foregoing is in accordance with your understanding of the agreement between the Underwriters and you, please sign and return to the Underwriters a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and you in accordance with its terms and the terms of the Underwriting Agreement.


Very truly yours,

SALOMON BROTHERS INC (for itself as
Underwriter and as Representative of the Underwriters)

     By:  /s/ Robert C. Smith
          Robert C. Smith
          Managing Director


Confirmed and accepted as of
the date first above written:

UNITED COMPANIES
FINANCIAL CORPORATION


By: /s/ Dale E. Redman
    Dale E. Redman
    Executive Vice President
    and Chief Financial Officer

                           SCHEDULE A







                                              Principal Amount
                                              of Debt
                                              Securities
               Underwriter                    to be Purchased

Salomon Brothers Inc . . . . . . . . . . .    $ 50,000,000

Merrill Lynch, Pierce, Fenner & Smith
Incorporated . . . . . . . . . . . . . . .      50,000,000

               Total                          $100,000,000

                                                     EXHIBIT
4.11


                  SECOND SUPPLEMENTAL INDENTURE
                    (Senior Debt Securities)

          SECOND SUPPLEMENTAL INDENTURE dated as of July 25,
1995
(the "Second Supplemental Indenture"), to the Indenture, dated as of October 1, 1994 (the "Indenture"), between UNITED COMPANIES FINANCIAL CORPORATION, a Louisiana corporation (hereinafter called the "Company"), having its principal executive office at 4041 Essen Lane, Baton Rouge, Louisiana 70809, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (hereinafter called the "Trustee"), having its Corporate Trust Office at One First National Plaza, Suite 0126, Chicago, Illinois
60670-0126.

                     RECITALS OF THE COMPANY

          WHEREAS, the Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its unsecured debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Debt Securities") to be issued in one or more series, as in the Indenture provided;

          WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Second Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Debt Securities designated as its 7% Senior Notes due July 15, 1998 in the aggregate principal amount of $100,000,000, a specimen copy of which is attached hereto as Exhibit A (the "Notes"), on the terms set forth herein;

          WHEREAS, Section 11.01 of the Indenture provides that a supplemental indenture may be entered into by the Company and the
Trustee without the consent of any holder of any Debt Securities to, inter alia, establish the terms of any Debt Securities as permitted by Sections 2.01 and 3.01 of the Indenture, provided certain conditions are met;

          WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Second Supplemental Indenture have been complied with; and

          WHEREAS, all things necessary to make this Second
Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

          NOW THEREFORE:

          There is hereby established a series (as that term is used in Section 3.01 of the Indenture) of Debt Securities to be issued under the Indenture, which series of Debt Securities shall have the terms set forth herein and in the Notes, and in consideration of the premises and the purchase and acceptance of the Notes by the holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:


                           ARTICLE ONE

                      Scope of This Second
                     Supplemental Indenture


          Section 1.1. Changes, etc. Applicable Only to the Notes. The changes, modifications and supplements to the Indenture effected by this Second Supplemental Indenture in Sections 2.1 through 2.6 hereof shall be applicable only with respect to, and govern the terms of, the Notes, which shall be limited in aggregate principal amount to $100,000,000, except as provided in Section 3.01(2) of the Indenture, and shall not apply to any other Debt Securities which may be issued under the Indenture unless a supplemental indenture with respect to such other Debt Securities specifically incorporates such changes, modifications and supplements.


                           ARTICLE TWO

                   Amendments to the Indenture


          Section 2.1. Amendments to Section 1.01. Section 1.01 of the Indenture is hereby amended by adding the following definitions in their proper alphabetical order:

               "Consolidated Fixed Charge Coverage Ratio" of the Company means, for the twelve-month period ended as of the last day of the most recent fiscal quarter, the ratio of
(a)
     the sum of consolidated net income, consolidated interest expense and consolidated income tax expense deducted in computing consolidated net income (loss), in each case for such period, of the Company and its consolidated Subsidiaries on a consolidated basis, to (b) the sum of consolidated interest expense for such period and cash dividends paid on any preferred stock of the Company during such period, all determined in accordance with generally accepted accounting principles.

          "Moody's" means Moody's Investors Service, Inc. and its
     successors in interest.

          "Notes" means $100,000,000 aggregate principal amount of the Company's 7% Senior Notes due July 15, 1998.

          "Rating Agencies" means Moody's and S&P.

          "S&P" means Standard & Poor's Ratings Group, a division
     of The McGraw-Hill Companies, Inc., and its successors in interest.

          Section 2.2. Amendment to Article Ten. Article Ten of the Indenture is hereby amended by deleting the words
"Intentionally Omitted" and inserting instead "Consolidation, Merger, Conveyance, Transfer or Lease" and adding the following
Sections 10.01 and 10.02:

               "Section 10.01.  Company May Consolidate, etc.,
     Only on Certain Terms.

               The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

               (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the assets of the Company as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto,
     executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

               (2)  immediately after giving effect to such
     transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating
     that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

               For purposes of this Section 10.01, assets of the Company which did not account for at least 50% of the consolidated net income of the Company for its most recent fiscal year ending prior to the consummation of such transactions shall not in any event be deemed to be all or substantially all of the assets of the Company.

          Section 10.02.  Successor Corporation Substituted.

               Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of all or substantially all of the assets of the Company as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, as supplemented, with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, as supplemented, and the Notes."

          Section 2.3. Amendments to Sections 12.07 and 12.08.
Sections 12.07 and 12.08 of the Indenture are hereby amended by deleting the words "Intentionally Omitted" and inserting instead the following new Sections 12.07 and 12.08:

          "Section 12.07.  Limitation Upon Mortgages and Liens.

               The Company will not at any time directly or indirectly create or assume, otherwise than in favor of the Company or a Wholly-Owned Subsidiary, any mortgage, pledge or other lien or encumbrance upon any stock of any Subsidiary directly owned by the Company, any indebtedness of any Subsidiary to the Company or any other property of the Company or any interest it may have therein, whether now
     owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made, effective provision) whereby the Notes shall be secured by such mortgage, pledge, lien
or
     encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any
     such other obligations and indebtedness shall be so secured provided, however, that the foregoing covenant shall not be applicable to the following:

               (a) (i) any mortgage, pledge or other lien or encumbrance on any such asset hereafter acquired or constructed by the Company, or on which property so constructed is located, and created prior to, contemporaneously with or within 180 days after, such acquisition or construction, or the commencement of commercial operation, of such asset to secure or provide for the payment of any part of the purchase or construction price of such asset, or (ii) the acquisition by the Company of such asset subject to any
          mortgage, pledge, or other lien or encumbrance upon such asset existing at the time of acquisition thereof,
          whether or not assumed by the Company; provided that, in the case of clauses (i) and (ii) of this Section 12.07(a), the lien of any such mortgage, pledge or other lien does not spread to an asset owned by the Company prior to such acquisition or construction or to
          another asset thereafter acquired or constructed other than fixed improvements on such acquired or constructed
          property;

               (b)  any mortgage, pledge or other lien or
          encumbrance created for the sole purpose of extending, renewing or refunding any mortgage, pledge, lien or encumbrance permitted by subsection (a) of this
Section
          12.07; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time
          of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or encumbrance shall be limited to all or any part of the same asset that secured the mortgage, pledge or other lien or encumbrance extended, renewed or refunded, or to another asset of the Company not subject to the limitations of this Section 12.07;

               (c)  liens for taxes or assessments or
          governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; liens on any such asset created in connection with pledges or deposits to secure public
          or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or liens on any such asset created in connection with deposits to obtain the release of such liens; liens on any such asset created in connection with deposits to secure surety, stay, appeal or customs
          bonds; liens created by or resulting from any litigation or legal proceeding which is currently being
          contested in good faith by appropriate proceedings; leases and liens, rights of reverter and other possessory rights of the lessor thereunder; zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this subsection, the existence of which does not, in the opinion of the Company, materially impair the use by the Company of the affected asset in the operation of the business of the Company, or the value of such asset for the purposes of such business;

               (d)  any mortgage, pledge or other lien or
          encumbrance created after the date of this Indenture on
          any asset leased to or purchased by the Company after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of
          Columbia, to finance the cost of acquisition or cost of
          construction of such asset, provided that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

               (e)  any mortgage, pledge or other lien or
          encumbrance on any asset now owned or hereafter acquired or constructed by the Company, or on which an asset so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such asset, and created prior to, contemporaneously with or within 180 days after, such construction or improvement; and

               (f)  any mortgage, pledge or other lien or
          encumbrance not otherwise permitted under this Section 12.07; provided, the aggregate amount of indebtedness outstanding at any time secured by all such mortgages, pledges, liens or encumbrances does not exceed the greater of $25,000,000 or 10% of the consolidated stockholders' equity of the Company.

          Section 12.08.  Maintenance of Net Worth.

               The consolidated stockholders' equity of the Company at the end of any fiscal quarter shall not be less than $100,000,000 (without giving effect to any adjustment to consolidated stockholders' equity for such fiscal quarter
     pursuant to Financial Accounting Standards Board Statement of Financial Accounting Standards No. 115); provided that if
     the foregoing covenant is not satisfied for a fiscal quarter as a result, in whole or in part, of a change in generally accepted accounting principles which was implemented by the Company during such fiscal quarter, the Company shall not be
     in default of the foregoing covenant unless and until such covenant is not satisfied as of the last day of the fourth fiscal quarter following the fiscal quarter in which the change in generally accepted accounting principles was implemented by the Company; and provided further that this
     Section 12.08 shall cease to be effective from and after the first date on which the Notes are rated BBB- or higher by S&P and Baa3 or higher by Moody's or such other comparable ratings as such Rating Agencies shall designate at any time in the future."

          Section 2.4. Amendment to Section 12.09.  The current
Section 12.09 of the Indenture is hereby renumbered to become
Section 12.10 of the Indenture and the following Section 12.09 is hereby inserted immediately following Section 12.08:

               "Section 12.09.  Maintenance of a Consolidated
     Fixed Charge Coverage Ratio.

               The Company shall maintain a Consolidated Fixed Charge Coverage Ratio for the Company of at least 1.75:1.0; provided that if the foregoing covenant is not satisfied for
     a period as a result, in whole or in part, of a change in generally accepted accounting principles which was implemented by the Company during the last fiscal quarter of
     such period, the Company shall not be in default of the foregoing covenant unless and until such covenant is not satisfied at the end of the twelve-month period ended as of the last day of the fourth fiscal quarter following the fiscal quarter in which the change in generally accepted accounting principles was implemented by the Company; and provided further that this Section 12.09 shall cease to be effective from and after the first date on which the Notes are rated BBB- or higher by S&P and Baa3 or higher by Moody's or such other comparable ratings as such Rating Agencies shall designate at any time in the future."

               Section 2.5. Ranking. The Notes will be senior unsecured obligations of the Company, ranking pari passu with all existing and future senior indebtedness (including, without limitation, the indebtedness of the Company represented by the notes and debentures referred to in Section 6.08 (c)(1) of the Indenture) of the Company and senior to all existing and future subordinated indebtedness of the Company.

               Section 2.6. Terms of the Notes. In accordance with Section 3.01 of the Indenture, the Notes are subject to the terms set forth in this Second Supplemental Indenture including without limitation Exhibit A hereto, the terms of which are hereby incorporated in their entirety by reference. In addition to the other terms of the Notes which are set forth elsewhere in this Second Supplemental Indenture and Exhibit A hereto, the Notes are subject to all of the provisions of the Indenture including, without limitation, the Company's legal defeasance option and covenant defeasance option pursuant to Section 15.02 of the Indenture. For purposes of Section 15.02 of the Indenture, the restrictive covenants referred to therein shall include the covenants set forth in Article Two of this Second Supplemental Indenture.


                          ARTICLE THREE

                          Miscellaneous

          Section 3.1. Defined Terms. Unless otherwise provided in this Second Supplemental Indenture, all defined terms used in this Second Supplemental Indenture shall have the meanings assigned to them in the Indenture.

          Section 3.2. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision included in this Second Supplemental Indenture or in the Indenture which is required to be included herein or therein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

          Section 3.3. New York Law to Govern. THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

          Section 3.4. Counterparts.  This Second Supplemental
Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          Section 3.5. Effect of Headings.  The Article and
Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 3.6. Severability of Provisions. In case any provision in this Second Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 3.7. Successors and Assigns. All covenants and agreements in this Second Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

          Section 3.8. Benefit of Supplemental Indenture. Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.


          IN WITNESS WHEREOF, the parties hereto have caused this
Second Supplemental Indenture to be duly executed, all as of the day and year first above written.


                         UNITED COMPANIES FINANCIAL CORPORATION

                         By: /s/ Dale E. Redman
                            Name:  Dale E. Redman
                            Title: Executive Vice President &
                                   Chief Financial Officer


                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as Trustee

                         By: /s/ Barbara G. Grosse
                            Name:  Barbara G. Grosse
                            Title: Assistant Vice President
                                   and Assistant Secretary

                                                        EXHIBIT
A

                     [FORM OF FACE OF NOTE]

             UNITED COMPANIES FINANCIAL CORPORATION
               7% Senior Notes due July 15, 1998




REGISTERED
REGISTERED

No. R-___
CUSIP 909870 AB 3


          If this Note is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Note is exchanged in whole or in part for Notes in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name
          as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to
          such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER,
PLEDGE
          OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY
          PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          UNITED COMPANIES FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of Louisiana (herein called the "Company", which term includes any successor corporation under the Indenture, as defined on the reverse side hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of
$                   (                      ) on July 15, 1998 in
such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing January 15, 1996, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from July 25, 1995, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July
15. The interest so payable on January 15 or July 15 will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

          Payment of the principal of, and premium, if any, on, this Note will be made in immediately available funds upon surrender of the Notes at the Corporate Trust Office of the Trustee. Interest will be paid by check mailed to the address of the Person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such
Person with a bank located in the United States.

          THIS NOTE SHALL BE DEEMED A CONTRACT UNDER THE LAWS OF
THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED
IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  July 25, 1995


TRUSTEE'S CERTIFICATE OF               UNITED COMPANIES
FINANCIAL
  AUTHENTICATION                       CORPORATION
This is one of the series of
Debt Securities issued under
the within mentioned
Indenture.

By__________________________
                                         Title:

THE FIRST NATIONAL BANK OF
CHICAGO

               As Trustee              Attest



By___________________________
By__________________________
  Title:                                 Title:

                     [REVERSE SIDE OF NOTE]

             UNITED COMPANIES FINANCIAL CORPORATION
                7% Senior Notes Due July 15, 1998


          This Note is one of a duly authorized issue of Debt Securities of the Company designated as its 7% Senior Notes due July 15, 1998 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture dated as of October 1, 1994, as amended and supplemented by the First Supplemental Indenture dated as of November 2, 1994, and the Second Supplemental Indenture dated as of July 25, 1995 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount with like terms and conditions, will be issued to the designated transferee.

          The Notes are issuable only as registered Notes without
Coupons in the denominations of $1,000 and any integral multiple thereof. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes with like terms and conditions of different authorized denominations, as requested by the Holder surrendering the same.

          Except as otherwise provided in the Indenture, no service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default shall occur with respect to the Notes, the principal of all the Notes, plus accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, voting separately, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture of such Debt Securities, or Coupons, if any; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt
Security of each such series affected thereby, (i) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof, or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made regarding any Coupon, or change the Currency or Currencies of the payment of principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund, or impair the right to institute suit for the enforcement of any payment on or after the
Stated Maturity thereof, or (ii) reduce the percentage in principal amount of Outstanding Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all the Debt Securities of any such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults or Event of
Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          No recourse shall be had for the payment of the principal of or the interest on this Note, or any part thereof, or of indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company, or any such predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture or any indenture supplemental thereto and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness authorized under the Indenture or under or by reason of any of the obligations, covenants, promises or agreements contained in the Indenture or in this Note or to be implied therefrom or herefrom;
and that any such personal liability, by the acceptance hereof and as part of the consideration for the issue hereof, is expressly waived and released.

          All terms used in this Note which are defined in this Note shall have the meanings assigned to them in the Indenture.



          The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws and regulations:

          TEN COM --  as tenants in common
          TEN ENT --  as tenants by the entirety
          JT TEN  --  as joint tenants with right of
survivorship
                      and not as tenants in common
          UNIF GIFT
          MIN ACT --  _______________ Custodian
_________________
                         (Cust)                      (Minor)
                      under Uniform Gifts to Minors Act

                      _________________________
                             (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

+-------------------------------------+
|                                     |
|                                     |
|                                     |
+-------------------------------------+



       (Name and Address of Assignee, including zip code)





the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


                                                        Attorney
to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.

                                                     EXHIBIT
4.12

UNITED COMPANIES FINANCIAL CORPORATION
7% Senior Notes due July 15, 1998




REGISTERED
REGISTERED

No. R-1
CUSIP 909870 AB 3


          If this Note is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Note is exchanged in whole or in part for Notes in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name
          as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to
          such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER,
PLEDGE
          OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY
          PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          UNITED COMPANIES FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of Louisiana (herein called the "Company", which term includes any successor corporation under the Indenture, as defined on the reverse side hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of
$                   (                      ) on July 15, 1998 in
such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing January 15, 1996, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from July 25, 1995, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July
15. The interest so payable on January 15 or July 15 will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

          Payment of the principal of, and premium, if any, on, this Note will be made in immediately available funds upon surrender of the Notes at the Corporate Trust Office of the Trustee. Interest will be paid by check mailed to the address of the Person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such
Person with a bank located in the United States.

          THIS NOTE SHALL BE DEEMED A CONTRACT UNDER THE LAWS OF
THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED
IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  July 25, 1995


TRUSTEE'S CERTIFICATE OF             UNITED STATES FINANCIAL
  AUTHENTICATION                     CORPORATION
This is one of the series of
Debt Securities issued under
the within mentioned
Indenture.
                                     By /s/ Dale E. Redman
                                     Title: Executive Vice
                                            President and Chief
                                            Financial Officer

THE FIRST NATIONAL BANK OF
CHICAGO

               As Trustee            Attest



By /s/ Suzanne Mauer                 By /s/ Sherry E. Anderson
  Title: Trust Officer                 Title: Senior Vice
President
                                              and Secretary

             UNITED COMPANIES FINANCIAL CORPORATION
                7% Senior Notes Due July 15, 1998


          This Note is one of a duly authorized issue of Debt Securities of the Company designated as its 7% Senior Notes due July 15, 1998 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture dated as of October 1, 1994, as amended and supplemented by the First Supplemental Indenture dated as of November 2, 1994, and the Second Supplemental Indenture dated as of July 25, 1995 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount with like terms and conditions, will be issued to the designated transferee.

          The Notes are issuable only as registered Notes without
Coupons in the denominations of $1,000 and any integral multiple thereof. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes with like terms and conditions of different authorized denominations, as requested by the Holder surrendering the same.

          Except as otherwise provided in the Indenture, no service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default shall occur with respect to the Notes, the principal of all the Notes, plus accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, voting separately, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture of such Debt Securities, or Coupons, if any; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt
Security of each such series affected thereby, (i) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof, or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made regarding any Coupon, or change the Currency or Currencies of the payment of principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund, or impair the right to institute suit for the enforcement of any payment on or after the
Stated Maturity thereof, or (ii) reduce the percentage in principal amount of Outstanding Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all the Debt Securities of any such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults or Event of
Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          No recourse shall be had for the payment of the principal of or the interest on this Note, or any part thereof, or of indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company, or any such predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture or any indenture supplemental thereto and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness authorized under the Indenture or under or by reason of any of the obligations, covenants, promises or agreements contained in the Indenture or in this Note or to be implied therefrom or herefrom;
and that any such personal liability, by the acceptance hereof and as part of the consideration for the issue hereof, is expressly waived and released.

          All terms used in this Note which are defined in this Note shall have the meanings assigned to them in the Indenture.



          The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws and regulations:

          TEN COM --  as tenants in common
          TEN ENT --  as tenants by the entirety
          JT TEN  --  as joint tenants with right of
survivorship
                      and not as tenants in common
          UNIF GIFT
          MIN ACT --  _______________ Custodian
_________________
                         (Cust)                      (Minor)
                      under Uniform Gifts to Minors Act

                      _________________________
                             (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

+-------------------------------------+
|                                     |
|                                     |
|                                     |
+-------------------------------------+



       (Name and Address of Assignee, including zip code)





the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


                                                        Attorney
to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.